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                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934
                          Date of report: April 8, 1998
                    Capita Equipment Receivables Trust 1997-1


 A New York                      Commission File            I.R.S Employer
 Corporation                      NO. 333-34793             No. 13-7135550

                          c/o AT&T Capital Corporation
                     44 Whippany Road. Morristown, NJ 07962
                         Telephone Number (973) 397-3000




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Item 5. Other Events



Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:         April 8, 1998      Payment Date:     April 15, 1998
Collection Period:        March 31, 1998


    I.    Information Regarding the Contracts

        1.  Contract Pool Principal Balance
            a.    Beginning of Collection Period                             $1,015,343,037.42
            b.    End of Collection Period                                   $  983,590,267.89
            c.    Reduction for Collection Period                            $   31,752,769.53
        2.  Delinquent Scheduled Payments
            a.    Beginning of Collection Period                             $   10,921,943.70
            b.    End of Collection Period                                   $    9,642,318.52
        3.  Liquidated Contracts
            a.    Number of Liquidated Contracts                                           200
                  with respect to Collection Period                                        ---
            b.    Required Payoff Amounts of Liquidated Contracts            $     2,093,717.14
            c.    Total Reserve for Liquidation Expenses                     $                -
            d.    Total Liquidation Proceeds Received (1)                    $       374,196.51
            e.    Liquidation Proceeds Allocated to Owner Trust              $       361,579.44
            f.    Liquidation Proceeds Allocated to Depositor                $        12,617.07
            g.    Current Realized Losses                                    $     1,732,137.70
        4.  Prepaid Contacts
            a.    Number of Prepaid Contracts with respect                                  304
                  to Collection Period                                                      ---
            b.    Required Payoff Amounts of Prepaid Contracts               $     3,708,471.71
        5.  Purchased Contracts (by TCC)
            a.    Number of Contracts Purchased by TCC with                                   0
                  respect to Collection Period                                                -
            b.    Required Payoff Amounts of Purchased Contracts             $                -

        6.  Delinquency Status of Contracts (End of Collection
            Period)

                                      -----------------------------------------------------------------------------------------
                                                                                                           % of Aggregate
                                           Number of             % of          Aggregate Required        Required Payoff
                                            Contracts           Contracts         Payoff Amounts              Amounts
                                      -----------------------------------------------------------------------------------------

            a.    Current                     67,791             93.49%           936,593,834.25              94.30%
            b.    31-60 days                  2,518               3.47%            32,814,070.37               3.30%
            c.    61-90 days                  1,091               1.50%            12,510,176.18               1.26%
            d.    91-120 days                  524                0.72%             5,077,335.40               0.51%
            e.    120+ days                    590                0.81%             6,237,170.21               0.63%
            f.    Total                       72,514             100.00%          993,232,586.41             100.00%


                                    2 of 10

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Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:       April 8, 1998      Payment Date:        April 15, 1998
Collection Period:      March 31, 1998

        7.  Historical Delinquency Experience with Respect to Contracts

 ----------------------------------------------------------------------------------------------------------------------------------
                                   % of                      % of                       % of                    % of
                                    Aggregate                  Aggregate                  Aggregate              Aggregate
                                 Required Payoff            Required Payoff            Required Payoff        Required Payoff
                                     Amounts                    Amounts                    Amounts                Amounts
  Collection
     Periods                   31-60 Days Past Due        61-90 Days Past Due       91-120 Days Past Due     120+ Days Past Due
 ----------------------------------------------------------------------------------------------------------------------------------

    03/31/98                          3.30%                      1.26%                      0.51%                  0.63%
    02/28/98                          6.09%                      1.42%                      0.59%                  0.52%
    01/31/98                          3.34%                      0.96%                      0.41%                  0.26%
    12/31//97                         3.17%                      0.86%                      0.36%                  0.01%
    11/30/97                          2.89%                      0.49%                      0.00%                  0.00%

        8.  Historical Loss Experience With Respect to Contracts

                                            -----------------------------------------------------------------------------------
                                              Collection       3 Collection         6 Collection Periods      Cumulative Since
                                                Period        Periods Ending               Ending               Cut-off Date
                                               March-98          March-98                 March-98
                                            -----------------------------------------------------------------------------------
a.    Number of Liquidated Contracts                  200               407                      478                     478
  b.    Number of Liquidated                        0.264%            0.538%                   0.632%                  0.632%
        Contracts as a Percentage
        of Initial Contracts
  c.    Required Payoff Amounts of           2,089,062.76      3,840,623.85             4,495,659.38            4,495,659.38
        Liquidated Contracts
  d.    Liquidation Proceeds Allocated         361,579.44        474,844.61               488,594.83              488,594.83
        to Owner Trust
  e.    Aggregate Current Realized           1,727,483.32      3,365,779.24             4,007,064.55            4,007,064.55
        Losses
  f.    Aggregate Current Realized                  0.151%            0.293%                   0.349%                  0.349%
        Losses as a Percentage of
        Cut-off Date Contract Pool
        Principal Balance



                                    3 of 10

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Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:            April 8, 1998     Payment Date:   April 15, 1998
Collection Period:           March 31, 1998

II.    Information Regarding the Securities

        1.  Summary of Balance Information

      -------------------------------------------------------------------------------------------------------------------------
                                       Principal Balance as of  Class Factor as of  Principal Balance as of  Class Factor as of
          Class               Coupon        April 15, 1998        April 15, 1998         March 16, 1998        March 16, 1998
                               Rate          Payment Date          Payment Date           Payment Date          Payment Date
      -------------------------------------------------------------------------------------------------------------------------
a.    Class A-1 Notes         5.79%         $131,029,405.69           0.48084             $159,873,623              0.587
b.    Class A-2 Notes         6.03%         $252,000,000.00           1.00000             $252,000,000              1.000
c.    Class A-3 Notes         6.12%         $153,000,000.00           1.00000             $153,000,000              1.000
d.    Class A-4 Notes         6.19%         $261,210,000.00           1.00000             $261,210,000              1.000
e.    Class A-5 Notes         5.81%          $89,175,717.32           0.84929             $ 92,402,105              0.880
f.    Class B Notes           6.45%          $68,820,000.00           1.00000             $ 68,820,000              1.000
g.    Class C Notes
        (Quarterly Paying)    6.48%          $34,410,000.00           1.00000             $ 34,410,000              1.000
h.    Total                    N.A.         $989,645,123.01           0.86286           $1,021,715,728              0.891

Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $993,232,586.41 a the CCA Balance is $83,153,171.



 2.  Monthly Principal Amount
     a.    Principal Balance of Notes                                              $1,021,715,727.95
           (End of Prior Collection Period)
     b.    Contract Pool Principal Balance (End of Collection Period)              $  983,590,267.89
     c.    Monthly Principal Amount                                                $   38,125,460.06
 3.  Gross Collections
     a.    Scheduled Payments Received                                             $   34,134,889.05
     b.    Liquidation Proceeds Allocated to Owner Trust                           $      361,579.44
     c.    Required Payoff Amounts of Prepaid Contracts                            $    3,708,471.71
     d.    Required Payoff Amounts of Purchased Contracts
                                                                                   $               -
     e.    Proceeds of Clean-up Call
                                                                                   $               -
     f.    Investment Earnings on Collection, Note Distribution
                    and Class C Funding Accounts                                   $      119,862.39
     g.    Extension Fees Allocated to Owner Trust                                 $        5,832.30
     h.    Total Gross Collections (sum of (a) through (g))                        $   38,330,634.89
 4.  Determination of Available Funds
     a.    Total Gross Collections                                                 $   38,330,634.89
     b.    Withdrawal from Cash Collateral Account
                                                                                   $               -
     c.    Total Available Funds                                                   $   38,330,634.89
 5.  Class A-5 Swap
     a.    Payment Details
           1- Class A-5 Assumed Fixed Rate                                                    6.2500%
           2- Class A-5 Assumed Fixed Rate Day Count(30/360)                                 0.08333
           3- Class A-5 Interest Rate (Libor + .125%)                                         5.8125%
           4- Class A-5 Interest Rate Day Count(Actual/360)                                  0.08333
           5- Class A-5 Principal Amount                                           $   92,402,105.41
     b.    Net Payment Calculation
           1- Class A-5 Assumed Fixed Payment                                      $      481,260.97
           2- Class A-5  Interest Payment                                          $      447,572.70
           3- Net Class A-5 Swap Payment (From)/To the Trust                       $       33,688.27





                                    4 of 10

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Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:      April 8, 1998       Payment Date:       April 15, 1998
Collection Period:     March 31, 1998



        6.  Application of Available Funds


     ----------------------------------------------------------------------------------------------------
                                  Item                           Amount          Remaining Available Funds
     ----------------------------------------------------------------------------------------------------
     a.    Total Available Funds                                                           38,330,634.89
     b.    Servicing Fee                                       1,057,649.00                37,272,985.89
     c.    Interest on Notes:
           i)          Class A-1 Notes                           771,390.23                36,501,595.66
           ii)         Class A-2 Notes                         1,266,300.00                35,235,295.66
           iii)        Class A-3 Notes                           780,300.00                34,454,995.66
           iv)         Class A-4 Notes                         1,347,408.25                33,107,587.41
           v)          Class A-5 Swap Net Settlement              33,688.27                33,073,899.14
           vi)         Class A-5 Notes                           447,572.70                32,626,326.44
           vii)        Class B Notes                             369,907.50                32,256,418.94
           vii)        Class C Funding Account                   185,814.00                32,070,604.94
     d.    Principal on Notes:
           i)          Class A-1 Notes                        28,844,216.85                 3,226,388.09
           ii)         Class A-2 Notes                                 0.00                 3,226,388.09
           iii)        Class A-3 Notes                                 0.00                 3,226,388.09
           iv)         Class A-4 Notes                                 0.00                 3,226,388.09
           v)          Class A-5 Notes                         3,226,388.09                         0.00
           vi)         Class B Notes                                   0.00                         0.00
           vii)        Class C Funding Account                         0.00                         0.00
     e.    Deposit to Cash                                             0.00                         0.00
           Collateral Account
     f.    Amount to be applied in                                     0.00                         0.00
           accordance with CCA
           Loan Agreement
     g.    Balance, if any, to Equity Certificates                     0.00                         0.00


7. Accrued Monthly Principal and Interest Deposited into the Class C Funding Account


           Collection Period                                 February-98         March 16, 1998
           Beginning Balance                                       0.00           185,814.00
           Principal Deposited                                     0.00                 0.00
           Interest Deposited                                185,814.00           185,814.00
                                                             ----------           ----------
           Total Amount Available for Distribution           185,814.00           371,628.00
           Amount Distributed                                      0.00                 0.00
                                                                   ----                 ----
           Ending Balance                                    185,814.00           371,628.00



 8.  Quarterly Application of Available funds in the Class C Funding Account

     ---------------------------------------------------------------------------------------------
           Item                                        Amount          Remaining Available Funds
     ---------------------------------------------------------------------------------------------
     a.    Total Available Funds                                              371,628.00
     b.    Interest to Class C Note Holders             0.00                  371,628.00
     c.    Principal to Class C Note Holders            0.00                  371,628.00



                                    5 of 10

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Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:      April 8, 1998      Payment Date:       April 15, 1998
Collection Period:      March 31, 1998


       Information Regarding the Cash Collateral Account
  III.

1.  Balance Reconciliation

    -------------------------------------------------------------------------------------------------
                                                                                  April 15, 1998
                                 Item                                              Payment Date
    --------------------------------------------------------------------------------------------------
    a.    Available Cash Collateral Amount (Beginning)                             83,153,171.00
    b.    Deposits to Cash Collateral Account (II.5(f))                                     0.00
    c.    Withdrawals from Cash Collateral Account                                          0.00
    d.    Releases of Cash Collateral Account Surplus                                       0.00
          (Excess, if any of (a) plus (b) minus (c) over (f))
    e.    Available Cash Collateral Amount (End)                                   83,153,171.00
          (Sum of (a) plus (b) minus (c) minus (d))
    f.    Requisite Cash Collateral Amount                                         83,153,171.00
    g.    Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))               0.00
2.        Calculation of Requisite Cash Collateral Amount
    a.    For Payment Dates from, and including, the
          December  1997 Payment Date  to,
          and including, the December 1998 Payment Date
          1) Initial Cash Collateral Amount                                        83,153,171.00
    b.    For Payment Dates from, and including, the
          November 1998 Payment Date until
           the Final Payment Date, the sum of
          1) 8.5% of the Contract Pool Principal Balance                                    0.00
          2) The Aggregate Principal Balance of the Notes                                   0.00
           and the Equity Certificate Balance less the
           Contract Pool Principal Balance
          3) Total ((1) plus (2))                                                           0.00
    c.    Floor equal to the lesser of
          1) 2% of Cut-Off Date Contract Pool Principal                           22,938,806.00
          Balance ($22,938,806); and
          2) the Aggregate Principal Balance of the Notes                         989,645,123.01
    d.    Requisite Cash Collateral Amount                                         83,153,171.00

3.        Calculation of Cash Collateral Account Withdrawals
    a.    Interest Shortfalls                                                               0.00
    b.    Principal Deficiency Amount                                                       0.00
    c.    Principal Payable at Stated Maturity Date of                                      0.00
          Class of Notes or Equity Certificates
    d.    Total Cash Collateral Account Withdrawals                                         0.00



                                    6 of 10

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Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:         April 8, 1998      Payment Date:     April 15, 1998
Collection Period:         March 31, 1998

   IV.    Information Regarding Distributions on Securities

  ------------------------------------------------------------------------------------------------------------
       Distribution                      Class A-1        Class A-2        Class A-3         Class A-4
        Amounts                            Notes             Notes           Notes             Notes
  ------------------------------------------------------------------------------------------------------------
  1. Interest Due                     $   771,390.23     $1,266,300.00    $780,300.00     $1,347,408.25
  2. Interest Paid                    $   771,390.23     $1,266,300.00    $780,300.00     $1,347,408.25
  3. Interest Shortfall               $         -        $           -    $         -     $           -
  ((1) minus (2))
  4. Principal Due                    $28,844,216.85     $           -    $         -     $           -
  5. Principal Paid                   $28,844,216.85     $           -    $         -     $           -
  6. Total Distribution Amount        $29,615,607.08     $1,266,300.00    $780,300.00     $1,347,408.25
  ((2) plus (4))



  -----------------------------------------------------------------------------------------------------------
       Distribution                   Class A-5           Class B               Class C
        Amounts                         Notes               Notes                 Notes        Totals
  -----------------------------------------------------------------------------------------------------------
  1. Interest Due                    $  447,572.70       $369,907.50       $          -    $ 4,982,878.68
  2. Interest Paid                   $  447,572.70       $369,907.50       $          -    $ 4,982,878.68
  3. Interest Shortfall              $           -       $         -       $          -    $          -
  ((1) minus (2))
  4. Principal Due                   $3,226,388.09       $         -       $          -    $32,070,604.94
  5. Principal Paid                  $3,226,388.09       $         -       $          -    $32,070,604.94
  6. Total Distribution Amount       $3,673,960.79       $369,907.50       $          -    $37,053,483.62
  ((2) plus (4))





                                    7 of 10

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Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:       April 8, 1998         Payment Date:    April 15, 1998
Collection Period:       March 31, 1998

    V.      Information Regarding Other Pool Characteristics

    ----------------------------------------------------------------------------------------------------
                                                        As of End of                As of End of
                                 Item                     March-98                   February-98
                                                     Collection Period            Collection Period
    ----------------------------------------------------------------------------------------------------

1.  Original Contract Characteristics
    a.    Original Number of Contracts                         75,651                   N.A.
    b.    Cut-Off Date Contract Pool                   $1,146,940,285                   N.A.
          Principal Balance
    c.    Original Weighted Average                              46.6                   N.A.
           Remaining Term (in months)
    d.    Weighted Average Original Term                         53.7                   N.A.
          (in months)
2.  Current Contract Characteristics
    a.    Number of Contracts                                  72,514                  73,287
    b.    Average Contract Principal Balance                  $13,564                 $13,854
    c.    Weighted Average Remaining Term                        43.0                    43.7



                                    8 of 10

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Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:     April 8, 1998         Payment Date:     April 15, 1998
Collection Period:    March 31, 1998

   VI. Capita Equipment Receivables Trust 1997-1 Prepayment Schedule

  ----------------------------------------------------------------------
                                                  Since Issue
    Period                                            CPR
  ----------------------------------------------------------------------
  0                   December-97                   -0.436%
  1                   January-98                     5.709%
  2                   February-98                    6.693%
  3                   March-98                       6.904%
  4                   Apr-98                         7.280%


  VII. Purchased, Liquidated and Paid Contracts


A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.


                                    9 of 10

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                             Servicer's Certificate

  The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement. dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust Company, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the
       following report with respect to the Payment Date occurring on
                                 April 15, 1998.

 This Certificate shall; constitute the Servicer's Certificate as required by Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing
                                   Agreement.


                            AT&T Capital Corporation

                                 Glenn A. Votek
                                  Glenn A Votek
                          Vice President and Treasurer